                           LOAN AND SECURITY AGREEMENT


     This Loan and Security Agreement ("Agreement") is dated as of March 31, 1997, by and between Renaissance Golf Products, Inc., a Delaware corporation ("RGPI"), and John B. Hewlett, an individual, jointly and severally (collectively referred to as the "Borrower"), and AKA Charitable Remainder Unit Trust Number 2 ( "Lender").

1. DEFINITIONS. As used herein, the following terms have the meanings indicated:

     1.1 "ACCOUNT," "ACCOUNTS" OR "OPEN ACCOUNTS" shall mean any right to payment on Open Orders.

     1.2 "ACCOUNT DEBTOR" shall mean the Person or entity obligated on an Account.

     1.3 "AFFILIATE," as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.

     1.4 "CODE" shall mean the Utah Uniform Commercial Code, except where the Uniform Commercial Code of another state governs the perfection of a security interest in Collateral located in that state.

     1.5 "COLLATERAL" shall mean all Open Orders and Accounts securing the Obligations as described herein.

     1.6 "DEBT" shall mean, at any date, the aggregate amount of, without duplication, all obligations of Borrower for borrowed money.

     1.7 "EVENT OF DEFAULT" shall mean an event described in Section 8 of this Agreement.

     1.8 "INVENTORY" shall mean goods held for sale or lease in the ordinary course of business, work in process and any and all raw materials used in connection with the foregoing on Open Orders.

     1.9 "LOAN" OR "LOANS" shall mean one or more of the Loans extended by Lender to Borrower.

     1.10 "NOTE" shall mean any Note required of Borrower by Lender.

     1.11 "OBLIGATIONS" shall mean all present and future liabilities and obligations of Borrower to Lender hereunder and all other liabilities and obligations of Borrower to Lender of every kind and description, now existing or hereafter owing, matured or unmatured, direct or indirect, absolute or contingent, joint or several, including any extensions and renewals thereof and substitutions therefor.

     1.12 "OPEN ORDER" OR "OPEN ORDERS" shall mean each order for the purchase of goods from RGPI which have arisen, have been conformed from, or will arise from January 1, 1997 through the term of this Agreement and which have not been filled.

     1.13 "OPEN PURCHASE ORDER" shall mean each purchase order issued by RGPI for Open Orders.

     1.14 "PERSON" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint ventures, associations, joint stock companies, companies, trusts, banks, trust companies, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.



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     1.15 "POTENTIAL EVENT OF DEFAULT" shall mean any condition that with the giving of notice or passage of time or both would, unless cured or waived, become an Event of Default.

     1.16 "REVOLVING CREDIT LOANS" shall mean loans from Lender to Borrower under the terms of this Agreement.

     1.17 "REVOLVING LOAN COMMITMENT" shall mean, Lender's commitment, in accordance with the terms of this Agreement, to make Revolving Credit Loans in the maximum aggregate principal amount of the lesser of $1,000,000, and 50% of the aggregate of all Open Accounts and Open Orders.

     1.18 "REVOLVING PROMISSORY NOTE" shall mean a promissory note executed by Borrower payable to Lender pursuant to this Agreement.

     1.19 "TERMINATION DATE" shall mean December 31, 1997, unless terminated earlier pursuant to Section 8 hereof, or as mutually modified in writing by the parties.

2.   LOANS.

     2.1 REVOLVING CREDIT LOANS. Subject to the terms and conditions of this Agreement and the Revolving Promissory Note entered into between the parties, Lender agrees to make Revolving Credit Loans to Borrower from time to time from the date of this Agreement to, but not including, the Termination Date, up to the maximum aggregate principal amount of the lesser of $1,000,000, and 50% of the aggregate of all Open Accounts and Open Orders, which Revolving Credit Loans may be repaid and reborrowed at any time up to the Termination Date. The aggregate unpaid principal amount of the Revolving Credit Loans shall be paid by Borrower to Lender on the Termination Date. The Revolving Credit Loans shall be evidenced by a Revolving Promissory Note in the form attached hereto as Exhibit "A."

               2.1.1 INTEREST ON REVOLVING CREDIT LOANS. Each advance of a Revolving Credit Loan shall bear interest from the date of disbursement on the unpaid principal amount thereof until repaid in full, at an annual interest rate equal to 12% per annum. Interest on each advance shall be payable monthly in arrears on or before the 10th day of the month for each advance received during the previous month, commencing on May 10, 1997 and on the date all Revolving Credit Loans are paid in full.

               2.1.2 AVAILABILITY OF REVOLVING CREDIT LOANS. Each Revolving Credit Loan shall be made monthly within the first five days of the month in response to a request from Borrower and upon Borrower's presentation to Lender of a summary of Open Purchase Orders and Borrower's compliance with the other terms and conditions of this Agreement. For example if Open Purchase Orders total $300,000 at the beginning of any month, Lender would loan, at Borrower's request, up to $150,000 to Borrower. If on the first day of the next month, Open Purchase Orders total $350,000, Lender would loan an additional $25,000 to Borrower and Borrower would make an interest payment equal to 12% per annum to Lender on the total Revolving Credit Loan balance for the time period the loan made during the previous month was outstanding.

               2.1.3     OVERADVANCE.   The total balance of Revolving Credit
Loans outstanding from time to time, shall not at any time exceed the Revolving Loan Commitment. Any amount held by Borrower in excess of the Revolving Loan Commitment shall be repaid by Borrower no later than the 10th day of the month the excess was created. For example if Open Purchase Orders for the current month total $50,000 less than the Open Purchase Orders for the previous month upon which a loan was made, Borrower shall repay $25,000 on the Revolving Loan Commitment on or before the 10th day of the current month together with any interest due at 12% per annum on the total Revolving Credit Loan balance for the time period the loan made during the previous month was outstanding.


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     2.2       PAYMENTS.  All payments hereunder shall be in United States
Dollars and in immediately available funds. All interest shall be computed on the basis of a 360-day year and actual days elapsed. All payments of principal, interest, fees and other charges on the Revolving Credit Loan shall be made to AKA Charitable Remainder Unit Trust Number 2 and delivered personally, by registered mail or by overnight carrier to the attention of Ralph Rasmussen at 261 East, 1200 South, Orem, Utah 84058. Lender is hereby authorized to note the date, amount and interest rate of the Loan and each payment of principal and interest with respect thereto on Lender's books and records, which notations shall constitute presumptive evidence of the accuracy of the information noted.

     2.3 OVERDUE PAYMENT CHARGE. Overdue payments of principal (and of interest to the extent permitted by law) on the Loan shall be subject to an additional payment equal to 4% per month of the total overdue payment amount from and after written notice by Lender to Borrower of the occurrence of an Event of Default (and without constituting a waiver of such Event of Default), until such overdue amount has been paid in full.

3. CONDITIONS TO EACH EXTENSION OF ALL LOANS. The obligation of Lender to make any Loan hereunder shall be subject to the fulfillment of each of the following conditions to Lender's satisfaction:

     3.1 EXECUTED NOTE. Lender shall have received the Note duly executed and delivered by Borrower;

     3.2 FINANCING STATEMENTS. Lender shall have received (a) executed copies of financing statements (Form UCC-1), in form and substance satisfactory to Lender, duly filed under the Uniform Commercial Code in all such jurisdictions as may be necessary, or in Lender's opinion desirable, to perfect Lender's security interests in the Collateral; and (b) evidence, in form and substance acceptable to Lender, that all filings, recordings and other actions that are necessary or advisable, in the opinion of Lender, in order to establish, protect, preserve and perfect Lender's security interests and liens as legal, valid and enforceable first security interests and liens in the Collateral have been effected;

     3.3       WARRANTIES.   The representations and warranties of Borrower as
set forth herein shall be true and correct on the date of the making of each Loan with the same effect as though such representations and warranties had been made on and as of such date;

     3.4       NO DEFAULT.   There shall have occurred no Event of Default or
Potential Event.

4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement, RGPI makes the following representations and warranties which shall survive the making and repayment of the Loans:

     4.1 CORPORATE EXISTENCE. RGPI is duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified to conduct business as a foreign corporation in all jurisdictions where the failure to do so would have a material adverse effect on its business.

     4.2 REQUISITE POWER. RGPI has all requisite corporate power to borrow the sums provided for in this Agreement, and to execute and deliver this Agreement and each other document, contract and instrument delivered to Lender in connection with this Agreement to which RGPI is required hereunder to be a party. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of RGPI and do not require any consent or approval of the stockholders of RGPI.

     4.3 BINDING AGREEMENT. This Agreement and the Note when delivered pursuant hereto, will constitute the valid and legally binding obligations of Borrower, enforceable against Borrower in


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

accordance with their terms, except as the enforceability thereof may be affected by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     4.4 OTHER AGREEMENTS. The execution, delivery and performance of this Agreement and the Note will not violate any provision of law or regulation or any order of any governmental authority, court, arbitration board or tribunal or the Articles of Incorporation or Bylaws of RGPI, or result in the breach of, constitute a default under, contravene any provisions of, or result in the creation of any security interest, lien, charge or encumbrance upon any of the property or assets of Borrower pursuant to any indenture or agreement to which Borrower or any of its properties is bound.

     4.5       LITIGATION.   There is no litigation, investigation or proceeding
in any court or before any arbitrator or regulatory commission, agency or other governmental authority pending, or threatened against or affecting Borrower or any of their respective properties, which, if adversely determined would have a material adverse effect on the business, operation or condition, financial or otherwise, of Borrower.

     4.6 FINANCIAL CONDITION. RGPI's most recent financial statements, copies of which have heretofore been delivered to Lender, are true, complete and correct and fairly present the financial condition of RGPI, including operating results, as of the accounting period referenced therein. The financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. There has been no material adverse change in the business, operations or conditions, financial or otherwise, of RGPI since the date of such financial statements. RGPI does not have any material liabilities for taxes, long-term leases or long-term commitments, except as disclosed in the aforementioned financial statements.

     4.7       COLLATERAL.

               4.7.1 RGPI owns and has the right and power to grant a security interest in the Collateral;

               4.7.2 The Collateral is genuine and free from liens, adverse claims, set-offs, defaults, prepayments, defenses and encumbrances except those in favor of Lender;

               4.7.3 No bills of lading, warehouse receipts or other documents or instruments of title are outstanding with respect to the Collateral or any portion of the Collateral in favor of a person other than RGPI; and

               4.7.4 The principal place of business and chief office of Borrower is at the address specified in Section 9 herein.

     4.8 CONSENTS. No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with, any governmental authority or agency is required in connection with the execution, delivery and performance by Borrower of this Agreement or the Note or the transactions contemplated hereby or thereby.

5. AFFIRMATIVE COVENANTS. RGPI agrees that until payment in full of all Obligations, RGPI shall comply with the following covenants:

     5.1 BOOKS AND RECORDS. RGPI shall maintain, in accordance with sound accounting practices, accurate records and books of account showing, among other things, all Inventory and Accounts, the proceeds of the sale or other disposition thereof and the collections therefrom. RGPI shall not change the accounting method used to determine RGPI's Inventory cost without notification to Lender. RGPI shall permit any representative of Lender, at any reasonable time, to inspect, audit, examine and make extracts from or copies of all books, records and other data, to inspect any of RGPI's properties and to


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

confirm balances due on Accounts by direct inquiry to Account Debtors, and shall furnish Lender with all information regarding the business or finances of RGPI promptly upon Lender's request.

     5.2 COLLATERAL. RGPI shall execute and deliver to Lender any instrument, document, financing statement, assignment or other writing which Lender may deem necessary or desirable to carry out the terms of this Agreement, to perfect Lender's security interest in any Collateral for the Obligations, or to enable Lender to enforce its security interest in any of the foregoing.

     5.3       FINANCIAL STATEMENTS.  RGPI shall furnish to Lender:

               5.3.1 Upon Lender's request and as soon as available, all 10K, 10Q, and any and all other securities filings prepared and filed by the RGPI with the Securities and Exchange Commission;

               5.3.2 Each month, a report, in form acceptable to Lender listing all current, unshipped Open Purchase Orders (including the cancellation date and Purchase Order number and invoice number relative to each Account), to be signed and attested to as true and correct by a corporate officer of RGPI;

               5.3.3 Upon Lender's request and as soon as available, a copy of its annual year-end financial statement consisting of at least a balance sheet and income statement, prepared according to generally accepted accounting principles consistently applied, and compiled by an independent certified public accountant satisfactory to Lender; and

               5.3.4 Upon Lender's request such additional information, reports and/or statements as Lender may from time to time, reasonably request.

     5.4 TAXES AND PREMIUMS. RGPI shall pay and discharge all taxes, assessments, governmental charges and real and personal property taxes, including, but not limited to, federal and state income taxes, employee withholding taxes and payroll taxes, and all premiums for insurance required hereunder prior to the date upon which penalties are attached thereto.

     5.5 INSURANCE. RGPI shall maintain and keep in force insurance of the types and in amounts customarily carried in its lines of business, including, but not limited to, fire, public liability, property damage, business interruption and worker's compensation, such insurance to be carried with companies and in amounts reasonably satisfactory to Lender, and shall deliver to Lender from time to time, as Lender may request, schedules setting forth all insurance then in effect.

     5.6 NOTICE. RGPI shall promptly advise Lender in writing of (a) each location at which Inventory is or will be kept, and of the change of RGPI's name, trade name or other name under which it does business or of any such new or additional name; (b) the occurrence of any Event of Default or Potential Event of Default; (c) any litigation pending or threatened against RGPI where the amount or amounts in controversy exceed $50,000.00; (d) any unpaid taxes of RGPI which are more than 15 days delinquent; and (e) any other matter that might materially or adversely affect RGPI's financial condition, operations, property or business.

     5.7 CHANGE IN MANAGEMENT. RGPI shall provide Lender written notice, as soon as possible, but in no event less than 30 days before, any planned changes in its general or financial management.

6. NEGATIVE COVENANTS. RGPI agrees that during the term of this Agreement or until payment in full of all Obligations, RGPI shall not do any of the following without Lender's prior written consent:

     6.1       LOANS.    Make loans or advances to any Person except credit
extended to employees or to customers in the ordinary course of its business.


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     6.2       CONTINGENT LIABILITIES.  Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for the obligation of any Person including RGPI or Affiliate, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) contingent liabilities in favor of Lender.

     6.3 MORTGAGES, LIENS, ETC. Mortgage, pledge, hypothecate, grant or contract to grant any security interest of any kind in the Collateral, to anyone except Lender.

     6.4 INVOLUNTARY LIENS. Permit any involuntary liens to arise with respect to any property or assets including but not limited to those arising from the levy of a writ of attachment or execution, or the levy of any state or federal tax lien which lien shall not be removed within a period of 30 days.

     6.5       SALE AND LEASEBACK.  Enter into any sale-leaseback transaction.

     6.6 MERGERS AND ACQUISITIONS. Enter into any merger or consolidation, or, acquire all or substantially all the assets of any Person.

     6.7 REDEMPTIONS, DIVIDENDS AND DISTRIBUTIONS. Redeem or repurchase stock or partnership interests, declare or pay any dividends or make any other distribution, whether of capital, income or otherwise, and whether in cash or other property.

     6.8 EVENT OF DEFAULT. Permit a default to occur under any document or instrument evidencing Debt incurred under any indenture, agreement or other instrument under which such Debt may be issued, or any event to occur under any of the foregoing which would permit any holder of the Debt outstanding thereunder to declare the same due and payable before its stated maturity, whether or not such acceleration occurs or such default be waived.

7.   SECURITY AGREEMENT.

     7.1 GRANT OF SECURITY INTEREST. To secure all of RGPI's Obligations hereunder as well as other Obligations to Lender, RGPI hereby grants and transfers to Lender a continuing security interest in the following whether now owned or hereafter acquired:

               7.1.1     All of RGPI's Open Accounts and Open Orders;

               7.1.2     All of RGPI's Inventory;

               7.1.3 All proceeds received on Open Orders and Open Accounts and any other sale of Inventory; and

               7.1.4 Any other Collateral which Lender and RGPI may designate as additional security from time to time by separate instruments.

     7.2 LENDER'S RIGHTS. Lender shall have the right to notify any Account Debtor to make payments thereon directly to Lender, to take control of the cash and non-cash proceeds of any Account and to settle any Account, which right Lender may exercise at any time in the Event of Default.

8.   EVENTS OF DEFAULT.

     8.1 EVENTS OF DEFAULT. The following shall constitute Events of Default for purposes of this Agreement:


                                  Page 6 of Ten

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               8.1.1     Borrower shall fail to pay when due any installment of
principal or interest or any other payment payable hereunder or under the Note;

               8.1.2 Borrower shall fail to perform or observe any of the terms, provisions, covenants, conditions, agreements or obligations contained in this Agreement;

               8.1.3 There shall occur the entry of an order for relief or the filing of an involuntary petition with respect to Borrower under the United States Bankruptcy Code; there shall occur the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of Borrower; or Borrower shall make any general assignment for the benefit of creditors.

               8.1.4 Any financial statement, representation or warranty made or furnished by Borrower in connection with this Agreement should prove to be in any material respect incorrect;

               8.1.5 Lender's security interest in or lien on any portion of the Collateral shall become impaired or otherwise unenforceable;

               8.1.6 Any person shall obtain an order or decree in any court of competent jurisdiction enjoining or prohibiting Borrower or Lender or either of them from performing this Agreement, and such proceedings shall not be dismissed or such decree shall not be vacated within 10 days after the granting thereof;

               8.1.7 Borrower shall neglect, fail or refuse to keep in full force and effect any governmental permit or approval which is necessary to the operation of its business;

               8.1.8 All or substantially all of the property of Borrower shall be condemned, seized or otherwise appropriated;

     8.2 NOTICE OF DEFAULT AND CURE OF POTENTIAL EVENTS OF DEFAULT. Lender shall give Borrower at least 10 days' written notice of any event which constitutes or, with the lapse of time would become an Event of Default, during which time Borrower shall be entitled to cure such Default.

     8.3 LENDER'S REMEDIES. Upon the occurrence of an Event of Default and failure to timely cure such Event of Default, at the sole and exclusive option of Lender, and upon written notice to Borrower, Lender may (a) declare the principal of and accrued interest on the Loans immediately due and payable in full, whereupon the same shall immediately become due and payable; (b) terminate this Agreement as to any future liability or obligation of Lender, but without affecting Lender's rights and security interest in the Collateral and without affecting the Obligations owing by Borrower to Lender; and/or (c) exercise its rights and remedies hereunder and under the Note, or any security agreement or deed of trust securing the Obligations, and in addition to the rights and remedies given it by this Agreement, all of the rights and remedies of a secured party under the Code and other applicable laws with respect to all of the Collateral.

     8.4 ADDITIONAL REMEDIES. Notwithstanding any other provision of this Agreement, upon the occurrence of any event, action or in action by Borrower, or in the event any action or inaction is threatened which Lender reasonably believes will materially affect the value of the Collateral, Lender may take such legal actions as it deems reasonably necessary under the circumstances to protect the Collateral, including but not limited to, seeking injunctive relief and the appointment of a receiver, irrespective of whether an Event of Default or Potential Event of Default has occurred under this Agreement.


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9.   MISCELLANEOUS.

     9.1 COSTS AND EXPENSES. Borrower shall reimburse Lender for all costs and expenses, including reasonable attorney fees, expended or incurred by Lender in collecting any sum which becomes due Lender under this Agreement, the Note, or any other agreement delivered hereunder or in connection herewith, irrespective of whether suit is filed, or in the protection, perfection, preservation or enforcement of any and all rights of Lender in connection with this Agreement, the Note, or any other agreements delivered hereunder or in connection herewith, including, without limitation, the fees and costs incurred in any out-of-court work-out or a bankruptcy or reorganization proceeding.

     9.2 CUMULATIVE RIGHTS AND NO WAIVER. Each and every right and remedy granted to Lender hereunder or under any other document delivered hereunder or in connection herewith, shall be cumulative and no one such right or remedy shall be exclusive of any other. No failure on the part of Lender to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise or waiver by Lender of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy.

     9.3 APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and construed in accordance with the laws of the State of Utah and venue and jurisdiction with respect hereto shall be with any court of competent jurisdiction located in Salt Lake County, State of Utah.

     9.4 LIEN AND RIGHT OF SETOFF. Borrower hereby grants to Lender a continuing lien for all Obligations of Borrower to Lender upon any and all Open Accounts and the proceeds thereof, now or hereafter held or received by or in transit to Lender from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all
claims of Borrower against Lender at any time existing.   Upon the occurrence of
any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower or any other person, to setoff, appropriate and apply any or all items hereinabove referred to against all Obligations of Borrower whether under this Agreement or otherwise, and whether now existing or hereafter arising.

     9.5 NOTICES. Any notice required or permitted to be given shall be given in writing and shall be deemed to have been given when deposited in the United States mail certified, return receipt requested, with first-class postage prepaid and properly addressed or with a commercial express mail service (e.g. Federal Express, Airborne, etc.) for next day delivery to the address of the party receiving the notice as set forth in this Section 9.5. For the purposes hereof, the addresses of the parties hereto shall, until further notice given as herein provided, be as follows:


Lender:                       AKA Charitable Remainder Unit Trust Number 2
                              Attention: Ralph Rasmussen
                              261 East 1200 South
                              Orem, Utah  84058

Borrower:                     Renaissance Golf Products, Inc.
                              5812 Machine Drive
                              Huntington Beach, California  92649

                              John B. Hewlett
                              2919 East Granite Hollow Street
                              Sandy, Utah  84092


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Copy to:                      Bruce H. Haglund, Esq.
                              Gibson, Haglund & Johnson
                              2010 Main Street, Suite 400
                              Irvine, California  92614

     9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

     9.7 INDEMNIFICATION. Borrower shall, at all times, defend and indemnify and hold Lender harmless from and against any and all liabilities, claims, demands, causes of action, losses, damages, expenses, attorney fees, costs, settlements, judgments or recoveries arising out of or resulting from (a) any breach of the representations, warranties, agreements or covenants made by Borrower herein; (b) any suit or proceeding of any kind or nature whatsoever against Lender arising from or connected with the transactions contemplated by this Agreement or any of the documents, instruments or agreements to be executed pursuant hereto or any of the rights and properties assigned to Lender hereunder; and/or (c) any suit or proceeding that Lender may deem necessary or advisable to institute, in the name of Lender, Borrower or both, against any other person, company or entity, for any reason whatsoever to protect the rights of Lender hereunder or under any of the documents, instruments or agreements executed or to be executed pursuant hereto. Any obligation or liability of Borrower to Lender under this Section 9.7 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment or performance of all other Obligations of Borrower to Lender.

     9.8 ASSIGNMENTS. The provisions of this Agreement are hereby made applicable to and shall inure to the benefit of Lender's successors and assigns and Borrower's successors and assigns; provided, however, that Borrower may not assign or transfer its rights or Obligations under this Agreement without the prior written consent of Lender.

     9.9 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of the Agreement for any purpose or be given any substantive effect.

     9.10 DEFINITIONS. Any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

     9.11 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis, as in effect on the date hereof, except as otherwise specifically prescribed herein.

     9.12 SEVERABILITY. Any provision of this Agreement and the Note which is prohibited or unenforceable in any jurisdiction, shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement and the Note shall remain valid.

     9.13 DISPUTE RESOLUTION. Any dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement shall be resolved through arbitration to be presided over by a mutually agreeable arbitrator. If the parties cannot agree upon a specific arbitrator, one shall be appointed by the presiding judge in the county in which the matter is to be heard, provided that the arbitrator so appointed shall not be currently or formerly associated with the Borrower or Lender.


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     9.14      COMPLETE AGREEMENT. This written Agreement, together with the exhibits is intended by Lender and Borrower as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.


     IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed on the day and year first written at the head of this Agreement.


"Borrower"                              RENAISSANCE GOLF PRODUCTS, INC.
                                        a Delaware Corporation



                                      By: ___________________________
                                          John B. Hewlett,
                                          Chairman of the Board

ATTEST:



______________________________________
Bruce H. Haglund, Secretary




"Borrower"                            _______________________________
                                      JOHN B. HEWLETT






"Lender"                              AKA CHARITABLE REMAINDER TRUST
                                      NUMBER 2





                                      By: ___________________________
                                          Ralph Rasmussen
                                          Trustee


                                 Page 10 of Ten

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

           This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.
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1.  DEBTOR (LAST NAME FIRST--IF AN INDIVIDUAL)                                               1A. SOCIAL SECURITY OR FEDERAL TAX NO.
          RENAISSANCE GOLF PRODUCTS, INC.                                                             86-0664849
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1B. MAILING ADDRESS                                                                    1C. CITY, STATE                 1D. ZIP CODE
          5812 Machine Drive                                                               Huntington Beach, CA            92649
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2.  ADDITIONAL DEBTOR    (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO.
          John B. Hewlett                                                                             ###-##-####
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2A. MAILING ADDRESS                                                                    2C. CITY, STATE                 2D. ZIP CODE
          2919 East Granite Hollow Street                                                  Sandy, Utah                     84092
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3.  DEBTOR'S TRADE NAMES OR STYLES      (IF ANY)                                             3A. FEDERAL TAX NUMBER

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4.  SECURED PARTY                                                                           4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                                OR BANK TRANSIT AND A.B.A. NO.
    NAME   AKA CHARITABLE REMAINDER UNITRUST NUMBER 2

    MAILING ADDRESS  261 EAST 1200 SOUTH

    CITY     OREM                  STATE    UTAH                      ZIP CODE 84058
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5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                                OR BANK TRANSIT AND A.B.A. NO.
    NAME

    MAILING ADDRESS

    CITY                           STATE                              ZIP CODE
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6.  This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH
    LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).
     a)   Orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January
          1, 1997;
     b)   Any right to payments to be received for orders for the purchase of goods from the Debtor which have arisen, have been conformed from or will arise from January 1, 1997;
     c)   Inventory which consists of goods held for sale or lease in the ordinary course of the Company's business, work in process and any and all raw materials held or received by the Company to be used in connection with orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997; and
     d)   Proceeds received by the Company for orders for the purchase of goods from the Debtor which have arisen, have been conformed from, or will arise from January 1, 1997.
     The Secured Party is not a seller or purchase money lender of the Collateral.
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7.  CHECK /X/       7A.  / / PRODUCTS OF COLLATERAL         7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE            ARE ALSO COVERED                   INSTRUCTION B(4) ITEM:
                                                                 / /(1)    / /(2)    / /(3)    / /(4)
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8.  CHECK /X/            / / DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9100 (1)(n)
    IF APPLICABLE
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9.                                                                    DATE:           | C | 10. THIS SPACE FOR USE OF FILING OFFICER
    RENAISSANCE GOLF PRODUCTS, INC.                                                   | O |     (DATE, TIME, FILE NUMBER
--)            BY: /S/ BRUCE H. HAGLUND                               APRIL 4, 1997   | D |     AND FILING OFFICER)
    SIGNATURE(S) OF DEBTOR(S)                                                         | E |
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                                                                                      | 1 |
TYPE OR PRINT OF PRINT NAME(S) OF DEBTOR(S)       Bruce H. Haglund, Secretary         | 2 |
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--)                                                                                   | 3 |
SIGNATURE(S) OF SECURED PARTY(IES)                                                    | 4 |
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                                                                                      | 5 |
TYPE OR PRINT NAME(S) OF SECURED PART(IES)                                            | 6 |
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11. RETURN COPY TO:                                                                   | 7 |
                                                                                      | 8 |
              ---                                                             ---     | 9 |
    NAME      |   Bruce H. Haglund                                               |    | 0 |
    ADDRESS       2010 Main Street, Suite 400                                         |   |
    CITY          Irvine                                                              |   |
    STATE     |   California                                                     |    |   |
    ZIP CODE  --- 92614                                                       ---     |   |
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                                                  FORM UCC.1                          |   |
                                                  APPROVED BY THE SECRETARY OF STATE  |   |
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